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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934





Date of Report (Date of earliest event reported)  June 25, 1999

                            -------------------------


                                    QAD INC.
             (Exact name of registrant as specified in its charter)


    Delaware                      000-22823                     77-0105228
(State or Other              (Commission File No.)           (I.R.S. Employer
 Jurisdiction of                                             Identification No.)
 Incorporation)


 6450 Via Real, Carpinteria, California                          93013
------------------------------------------------            -------------------
  (Address of Principal Executive Offices)                     (Zip Code)


Registrant's telephone number, including area code  (805)  684-6614
                                                   --------------------------


                                       N/A
          ------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report.)














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Item 5.   Other Events

     Effective as of June 25, 1999, QAD Inc. entered into a Second Amendment to Credit Agreement with The First National Bank of Chicago. In the amendment, the Bank has agreed (1) to convert to a permanent waiver the temporary waiver relating to financial covenant defaults for the fiscal quarter ended April 30, 1999 granted by the Bank pursuant to the First Amendment to Credit Agreement dated as of June 14, 1999, and (2) to amend certain financial covenants, borrowing base provisions and restrictive covenants of the Credit Agreement. In connection with the amendment, QAD and the Bank also amended the pricing provisions under the Credit Agreement.

Item 7.  Financial Statements and Exhibits

     The following  exhibit is filed as part of this Current Report on Form 8-K.

Exhibit No.        Description

10.1 Second Amendment to Credit Agreement between QAD Inc. and The First National Bank of Chicago





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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 13, 1999              QAD INC.
                                   (Registrant)



                                   By: /S/  A.J. Moyer
                                      ----------------------------------
                                        A.J. Moyer
                                        Chief Financial Officer
                                        (on behalf of registrant and as
                                        Principal Financial Officer)

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                                  EXHIBIT INDEX


Exhibit No.                Description

10.1                       Second Amendment to Credit Agreement


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